Exhibit 4.10.7

SUPPLEMENTAL AGREEMENT NO. 7

to

Purchase Agreement No. 3075

between

THE BOEING COMPANY

and

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Relating to Boeing Model 787-859 and 787-9 Aircraft

THIS SUPPLEMENTAL AGREEMENT, is entered into as of the 19 day of September 2017, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and Aerovias del Continente Americano S.A. AVIANCA, a company organized under the laws of the country of Colombia (Buyer);

Recitals

1. Boeing and Buyer entered into Purchase Agreement No. 3075, dated 03 October 2006, as amended and supplemented (the Agreement) relating to the purchase and sale of Boeing Model 787-859 and 787-9 aircraft (Aircraft).

2. Boeing and Buyer agree to substitute [**] model 787-859 Aircraft delivering in 2019 into model 787-9 Aircraft.

3. Boeing and Buyer agree to accelerate [**] model 787-859 Aircraft from [**]. Based on Buyer request and Boeing agreement, the advance payments due will not be revised due to the acceleration.

Agreement

The parties agree to amend the Agreement as follows:

1.	Table of Contents.

Remove and replace the Table of Contents with a new Table of Contents (attached) to reflect the incorporation of this Supplemental Agreement No. 7 (SA-7) into the Purchase Agreement.

2.	Pricing Tables.

Remove and replace Table 1-3 with a new Table 1-3 to remove [**] model 787-859 Aircraft and accelerate [**] 787-8 from October 2018 to September 2018.

Table 1-4 is hereby added to the Agreement to show the substitution of [**] model 787-859 Aircraft to [**] model 787-9 Aircraft.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

PA3075 SA-7	A VI

3.	Exhibits.

Exhibit A-1, titled “Aircraft Configuration 787-9” is hereby added to the Agreement to document the configuration of the 787-9 Aircraft.

Exhibit BFE1-1, titled “Buyer Furnished Equipment Variables 787-9” is hereby added to the Agreement to document the required on-dock dates for any BFE associated with the 787-9 Aircraft.

4.	Letter Agreements.

Letter Agreement 6-1162-DME-0901R3, titled “Advance Payment Matters” is hereby replaced in its entirety by Letter Agreement 6-1162-DME-0901R4, titled “Advance Payment Matters” to reflect the lack of impact of advance payments due to the acceleration.

Letter Agreement AVI-PA-3075-LA-1704594, titled “Aircraft Performance Guarantees — 787-9” is hereby added to the Agreement to document the performance guarantees for the 787-9 Aircraft.

Letter Agreement No. AVI-PA-3075-LA-1704834, titled “Special Matters 787-9”, is hereby added to the Agreement to document the special matters related to the 787-9 Aircraft.

Letter Agreement No. AVI-PA-3075-LA-1704835, titled “Open Configuration Matters 787-9”, is hereby added to the Agreement to reflect the open configuration of the 787-9 Aircraft.

Letter Agreement No. AVI-PA-3075-LA-1704838, titled “Advance Payment Matters 787-9”, is hereby added to the Agreement to reflect the advance payments for the 787-9 Aircraft.

Letter Agreement No. AVI-PA-3075-LA-1704897, titled “Maintenance Cost Guarantees 787-9”, is hereby added to the Agreement to reflect the addition of maintenance cost guarantees for the 787-9 Aircraft.

The following Letter Agreements will also apply to the Table 1-4 787-9 Aircraft at the time of execution of this SA-7:

•	Letter Agreement No. 3075-05 titled “Demonstration Flight Waiver”

•	Letter Agreement No. AVI-3075-LA-1210142 titled “Model 787 e-Enabling Matters”

•	Letter Agreement No. AVI-3075-LA-1210143 titled “Special Matters relating to COTS Software and End User License Agreements”

•	Letter Agreement No. AVI-3075-LA-1210145 titled “Special Terms — Seats and In-flight Entertainment” will apply to the three (3) 787-8 Aircraft being substituted to 787-9 Aircraft in this SA-7

PA3075 SA-7	A VI

•	Letter Agreement No. AVI-3075-LA-1210147 titled “Model 787 Post-Delivery Software & Data Loading”

•	Letter Agreement No. AVI-3075-LA-1210148 titled “Boeing Purchase of Buyer Furnished Equipment”

•	Letter Agreement No. 6-1162-DME-0895 titled “Airworthiness Directive Cost Participation Program”

•	Letter Agreement No. 6-1162-DME-0907 tilted “AGTA Matters”

•	Letter Agreement No. AVI-SW-1210154 titled “787 Software License Order — e-Enabling Suite”

5.	Miscellaneous.

The advance payments that are due as a result of the execution of this SA-7 are as described in Letter Agreement No. AVI-PA-3075-LA-1704838, titled “Advance Payment Matters 787-9”.

This SA-7 will expire if not signed by Buyer on or before September 19, 2017.

The Purchase Agreement, Pricing Tables and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

PA3075 SA-7	A VI

EXECUTED IN DUPLICATE as of the date written above,

THE BOEING COMPANY

By	/s/ Sydney A. Bard
Its	Attorney-In-Fact

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Roberto Held
Its	Legal Representative

PA3075 SA-7	A VI

TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1-1	Aircraft Information Table	SA-6
1-2	Aircraft Information Table	SA-6
1-3	Aircraft Information Table	SA-7
1-4	Aircraft Information Table 787-9	SA-7

EXHIBIT

A.	Aircraft Configuration	SA-5

A-1.	Aircraft Configuration 787-9	SA-7

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

BFE1	Buyer Furnished Equipment Variables	SA-3

BFE1-1.	Buyer Furnished Equipment Variables 787-9	SA-7

CS1.	Buyer Support Document

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	SA-2

SLP1.	Service Life Policy Components

PA3075 SA-7	A VI

LETTER AGREEMENTS		SA NUMBER

3075-01	787 Open Configuration Matters
3075-02	787 Spare Parts Commitment
3075-03	787 Spare Parts Initial Provisioning
3075-04	Aircraft Model Substitution
3075-05	Demonstration Flight Waiver
3075-06	Schedule Reliability
3075-07	Spare Parts — Flight Crew Training

6-1162-DME-0895	AD Cost Materials
6-1162-DME-0896R1	Performance Guarantees and Attachments	SA-6
6-1162-DME-0897	Alternate Engine Selection	SA-2
6-1162-DME-0898	GEnx Performance Retention and Attachment	SA-2
6-1162-DME-0899	Trent Performance Retention and Attachment
6-1162-DME-0900	Maintenance Cost Guarantees and Attachment
6-1162-DME-0901R4	Advance Payment Matters and Attachments A & B	SA-7
6-1162-DME-0902	Promotional Support	SA-1
6-1162-DME-0903R2	Purchase Rights	SA-3
6-1162-DME-0904R1	Special Matters	SA-6
6-1162-DME-0905R1	Escalation Risk Control Facility and Attachments A & B	SA-3
6 1162 DME 0905 01	Fixed Escalation factors	SA-3
6 1162 DME 0905 02	Process for Fixing Escalation Factors	SA-3
6-1162-DME-0906R1	Customer Services Matters and Attachment	SA-2
6-1162-DME-0907	AGTA Matters
6 1162 DME 1089 R1	Banded Fixed Escalation Program	SA-3
6-1167-DME-1347	Additional Special Matters — Scheduled Month Aircraft	SA-3
LA-1704594	Aircraft Performance Guarantees 787-9	SA-7
LA-1704834	Special Matters 787-9	SA-7
LA-1704835	Open Configuration Matters 787-9	SA-7
LA-1704838	Advance Payment Matters 787-9	SA-7
LA-1704897	Maintenance Cost Guarantees 787-9	SA-7

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1 SA-2 SA-3 SA-4 SA-5 SA-6 SA-7	28 March 21 November 26 September 11 January 15 April 25 July 19 September	2007 2007 2012 2013 2014 2017 2017

PA3075 SA-7	A VI

Supplemental Agreement SA-7

Table 1-3, Block 1-3 to Purchase Agreement 3075

Aircraft Delivery, Description, Price and Advance Payments

Exercised Purchase Right Aircraft

Airframe Model/MTOW:	[**]	[**]	Detail Specification:	[**]

Engine Model/Thrust:	[**]	[**]	Airframe Price Base Year/Escalation Formula:	[**]

Airframe Price:		[**]	Engine Price Base Year/Escalation Formula:	[**]

Optional Features:		[**]

Sub-Total of Airframe and Features:		[**]	Airframe Escalation Data:	[**]

Engine Price (Per Aircraft):		[**]	Base Year Index (ECI):	[**]

Aircraft Basic Price (Excluding estimates below):		[**]	Base Year Index (CPI):	[**]

Buyer Furnished Equipment (BFE) Estimate:		[**]	Engine Escalation Data:	[**]

In-Flight Entertainment (IFE) Estimate:		[**]	Base Year Index (ECI):	[**]

			Base Year Index (CPI):	[**]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Total:	[**]

* [**]

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

AVI-PA-03075 107396-IF.TXT		Page 1
Boeing Proprietary

Table 1-4 To

Supplemental Agreement No. 7 Purchase Agreement No. PA-03075

787-9 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	[**]	[**]	Detail Specification:	[**]

Engine Model/Thrust:	[**]	[**]	Airframe Price Base Year/Escalation Formula:	[**]

Airframe Price:		[**]	Engine Price Base Year/Escalation Formula:	[**]

Optional Features:		[**]		[**]

Sub-Total of Airframe and Features:		[**]	Airframe Escalation Data:	[**]

Engine Price (Per Aircraft):		[**]	Base Year Index (ECI):	[**]

Aircraft Basic Price (Excluding BFE/SPE):		[**]	Base Year Index (CPI):	[**]

Buyer Furnished Equipment (BFE) Estimate:		[**]	Engine Escalation Data:	[**]

Fixed In-Flight Entertainment (IFE):		[**]	Base Year Index (ECI):	[**]

			Base Year Index (CPI):	[**]
Deposit per Aircraft:		[**]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/ Mos. Prior to Delivery):
					At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Total:	[**]

*	[**]

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

AVI-PA-03075 107396-IF.TXT		Page 2
Boeing Proprietary

AIRCRAFT CONFIGURATION 787-9

between

THE BOEING COMPANY

and

AEROVIAS DEL CONTINENTE AMERICANO S.A.

AVIANCA

EXHIBIT A-1 to PURCHASE AGREEMENT

NUMBER PA-3075

SA-7 Page 1
BOEING PROPRIETARY

EXHIBIT A-1

AIRCRAFT CONFIGURATION

DATED

relating to

BOEING MODEL 787-9 AIRCRAFT

The content of this Exhibit A-1 will be defined pursuant to the provisions of Letter Agreement AVI-PA-3075-LA-1704835 to the Purchase Agreement, entitled “Open Configuration Matters 787-9”.

AVI-PA-3075-EXA-1		SA-7 Page 2
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AEROVIAS DEL CONTINENTE AMERICANO S.A.

AVIANCA

Supplemental Exhibit BFE1-1

to Purchase Agreement Number PA-3075

SA-7 Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-9 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1. Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and model/part of the following BFE items by the first day of the following months:

Upholstery	[**]
Galley Carts	[**]
Life Vests	[**]
Bar Units	[**]
Misc. Monuments	[**]
Non-Standard Closeout Furniture	[**]
Seats & IFE (All Classes)	[**]

2. On-dock Dates and Other Information.

On or before [**], Boeing will provide to Customer BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth the items, quantities, technical reviews, on-dock dates, shipping instructions and other requirements relating to the in-sequence installation of BFE. These requirements may be periodically revised by Boeing. Customer and Boeing rights and obligations related to the BFE requirements established in this Supplemental Exhibit BFE1 are set forth in Exhibit A to the AGTA. For planning purposes, the first Aircraft preliminary BFE seat requirements and preliminary on-dock dates for all BFE items are set forth below.

The below “Completion Date” represents the first day of the month by when the specific milestone must be completed to support the BFE seat program.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

AVI-PA-3075-BFF1-1		SA-7 Page 2
BOEING PROPRIETARY

Customer’s First Aircraft: BFE Premium Class Seat and Non-Standard

Closeout Furniture Program Milestones (First Aircraft Delivery Only)

Milestone	Completion Date
Initial Technical Coordination Meeting (ITCM)	[**]
Preliminary Design Review (PDR)	[**]
Critical Design Review (CDR)	[**]
Final Seat Review (FSR)	[**]
Seats & IFE (All Classes) On-Dock Date for 1st Aircraft delivery	[**]

The above schedule dates are subject to change based on the dates negotiated and agreed to at the ITCM.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

AVI-PA-3075-BFF1-1		SA-7 Page 3
BOEING PROPRIETARY

Preliminary On-Dock

(Note: All requirements are set forth below. If a month is listed, then the due date is the first day of the month. If no date is listed, then there is no requirement.)

	Contract Aircraft Delivery Month	Upholstery On-Dock Date at Supplier	BFE Hardware On-Dock Date at Boeing
1	May 2019	[**]	[**]
2	3Q2019	[**]	[**]
3	4Q2019	[**]	[**]

* or as negotiated at ITCM with Seat Supplier.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

AVI-PA-3075-BFF1-1		SA-7 Page 4
BOEING PROPRIETARY

3. Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doinqbiz/supplier portal/index general.html

AVI-PA-3075-BFF1-1		SA-7 Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-DME-0901R4 Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer and Boeing have reached agreement regarding certain modifications to the Agreement as set forth below:

1.	Advance Payment Schedule — Block 1-1 Aircraft:

Notwithstanding the advance payment schedule set forth in Table 1-1 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Block 1-1 Aircraft in accordance with the reduced schedule below described, as applied to the original Aircraft delivery schedule advance payment base prices (see Attachment A, hereto), subject to the terms and conditions further described herein:

P.A. No. 3075		SA-7
BOEING PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA
6-1162-DME-0901 R4	Page 2

Months Prior to Aircraft Delivery	Amount Due per Aircraft (Percent times Advance Payment Base Price)
Definitive Agreement	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
Total	[**]

It is contemplated that in Customer’s gaining successful financing of the Block 1-1 Aircraft it may become necessary for Customer to request Boeing to alter one or more of the Aircraft delivery positions. Boeing will use reasonable efforts to accommodate any such Customer request, with the advance payments associated with any such delivery position changes to be paid by Customer within [**] of Boeing’s agreement to any such requested changes.

2.	Advance Payment Schedule — Block 1-2 Aircraft:

Notwithstanding the advance payment schedule set forth in Table 1-2 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Block 1-2 Aircraft in accordance with the reduced schedule below described, as applied to the original Aircraft delivery schedule advance payment base prices (see Attachment B, hereto), subject to the terms and conditions further described herein:

Months Prior to Aircraft Delivery	Amount Due per Aircraft (Percent times Advance Payment Base Price)
Definitive Agreement	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
Total	[**]

It is contemplated that in Customer’s gaining successful financing of the Block 1-2 Aircraft it may become necessary for Customer to request Boeing to alter one or more of the Aircraft delivery positions. Boeing will use reasonable efforts to accommodate any such Customer request, with the advance payments associated with any such delivery position changes to be paid by Customer within 5 business days of Boeing’s agreement to any such requested changes.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

P.A. No. 3075		SA-7
PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA
6-1162-DME-0901 R4	Page 3

3.	Advance Payment Schedule — Block 1-3 Aircraft:

Notwithstanding the advance payment schedule set forth in Table 1-3 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Block 1-3 Aircraft in accordance with the reduced schedule below described, as applied to the Table 1-3 advance payment base prices, subject to the terms and conditions further described herein:

Months Prior to Aircraft Delivery	Amount Due per Aircraft (Percent times Advance Payment Base Price)
Definitive Agreement	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
Total	[**]

It is contemplated that in Customer’s gaining successful financing of the Block 1-3 Aircraft it may become necessary for Customer to request Boeing to alter one or more of the Aircraft delivery positions. Boeing will use reasonable efforts to accommodate any such Customer request, with the advance payments associated with any such delivery position changes to be paid by Customer within 5 business days of Boeing’s agreement to any such requested changes.

4.	SA-6 Aircraft:

4.1 For the Aircraft added to the Purchase Agreement in Supplemental Agreement No. 6, scheduled for delivery as of the date of signing of this Letter Agreement for October 2018 (SA-6 Aircraft), the following exceptions will apply. At the execution of Supplemental Agreement No. 6, [**] will be transferred from the Aircraft currently scheduled for delivery in [**] to the SA-6 Aircraft (Transferred Amount). Customer will then have [**] to make the remaining advance payments, unless extended by mutual consent, for the SA-6 Aircraft as scheduled in paragraph 3 above. Boeing commits to use commercially reasonable efforts to assist and support Customer in securing PDP financing.

4.2 Customer will then pay the Transferred Amount to Boeing on or before [**].

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

4.3 Supplemental Agreement No. 7 (SA-7) to this Purchase Agreement is, in part, a reflection of [**].

P.A. No. 3075		SA-7
PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA
6-1162-DME-0901 R4	Page 4

5.	Deferral Charges on Deferred Advance Payments:

The foregoing reduced advance payment schedules constitute a deferral of certain amounts due Boeing pursuant to the advance payment schedule as set forth in Table 1-1, Table 1-2, and Table 1-3 of the Purchase Agreement. Accordingly, if Customer chooses to utilize the reduced advance payment schedules(s), Customer shall pay deferral charges to Boeing on all such deferred amounts of the advance payments for the Aircraft.

Deferral charges on all deferred advance payment amounts will be calculated on the basis of the LIBOR rate as published in the Wall Street Journal, U. S. Edition, effective on the date of Purchase Agreement execution, and reset periodically as the LIBOR rate fluctuates, plus one percent (1.0%). This deferral charge will be calculated on a 365/366 day year.

Deferral charge payments will be due from Customer to Boeing on the first business day of each calendar quarter, for the previous calendar quarter, and will be computed on the basis of the actual number of elapsed days for the period commencing on the date such deferred amounts would have been due and terminating on the date of delivery of the designated Aircraft.

Further to the above, following the calculation method stated above, all such calendar quarter deferral charge payments may be further deferred such that all deferral charge payments for each of the Aircraft will be made at the time of each such Aircraft delivery.

6.	Re-Scheduling of Aircraft:

In the event of a re-schedule, to a later delivery position, of any of the Aircraft under the terms of the Agreement, Boeing will recalculate the amount of advance payments and deferral charges due from Customer under the above described deferred Advance Payment Schedule after giving effect to such re-scheduling and, without interest, refund to Customer within 5 business days any amounts held by Boeing in excess of such recalculated amounts.

In the event of a re-schedule, to an earlier delivery position, of any of the Aircraft under the terms of the Agreement, Boeing will recalculate the amount of advance payments due from Customer under the above described deferred Advance Payment Schedule after giving effect to such re-scheduling and Customer will make immediate payment to Boeing of any amounts due within 5 business days, without any additional interest or other charges, as a result of such recalculated amounts applicable to such accelerated delivery position.

7.	Set-Off Rights

Customer agrees that in the event of a default of its obligations under any purchase agreement with Boeing or any agreement with any Boeing subsidiary or affiliate, Boeing may apply any or all advance payments, or other payments made by Customer with respect to an aircraft or any other Boeing product to cure, in part or in whole, any default with respect to any other aircraft or Boeing product or with respect to any other

P.A. No. 3075		SA-7
PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA
6-1162-DME-0901 R4	Page 5

obligation under any such Boeing purchase agreement or any such agreement with another Boeing subsidiary or affiliate. In the event that Boeing sets off against, or otherwise exercises rights against any such payments made by Customer, and applies any such amounts to any obligations owed by Customer to Boeing, its subsidiaries or affiliates, Boeing will be entitled, after such application, to require Customer to replace within ten days the amount so applied such that the total amount of advance payments would be restored to the aggregate total amount of advance payments due and owing under the Purchase Agreement as of the date of application of such amounts.

8.	Confidential Treatment:

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and, except as may otherwise be provided herein, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except to employees and legal counsel of Customer with a need to know the contents for purposes of helping Customer negotiate, perform and/or enforce this Letter Agreement and/or the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, in the event Customer seeks to enforce this Letter Agreement or the Purchase Agreement by legal proceeding or becomes involved in any legal proceeding or arbitration with respect to this Letter Agreement or Purchase Agreement or is otherwise legally compelled by deposition, interrogatory, subpoena, governmental investigation or other similar process, Customer may disclose the contents hereof or of the Purchase Agreement after providing notice to Boeing, unless otherwise prohibited by an order from any governmental authority or by mandatory provisions of applicable law. If Customer is required by applicable law to file this Letter Agreement, or any information contained therein, with any governmental or regulatory agency, or receives a request or demand for this Letter Agreement, or any information contained therein, from any government regulatory agency or court having jurisdiction over Customer, Customer shall, upon making its decision to so file or upon receipt of the request or demand, (a) notify Boeing of such decision, request or demand and (b) notify any requesting party that this Letter Agreement is subject to this confidentiality clause. Nothing herein shall prevent Boeing from requesting the governmental regulatory agency or requesting the court for a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed.

P.A. No. 3075		SA-7
PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA
6-1162-DME-0901 R4	Page 6

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

/s/ Sydney A. Bard

By: Sydney A. Bard

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: September 19 2017

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By /s/ Roberto Held

Its Legal Representative

P.A. No. 3075		SA-7
PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124 2207

AVI-PA-3075-LA-1704594

Aerovias del Continente Americano S.A. Avianca

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Aircraft Performance Guarantees 787-9

Reference:	Purchase Agreement No. PA-3075 (Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. Avianca (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

2.	Confidentiality.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. If Customer is required by applicable law to file this Letter Agreement, or any information contained therein, with any governmental or regulatory agency, or receives a request or demand for this Letter Agreement, or any information contained therein, from any government regulatory agency or court having jurisdiction over Customer, Customer shall, upon making its decision to so file or upon receipt of the request or demand, (a) notify Boeing of such decision, request or demand and (b) notify any requesting party that this Letter Agreement is subject to this confidentiality clause. Nothing herein shall prevent Boeing from requesting the governmental regulatory agency or requesting the court for a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed.

SA-7 Page 1
BOEING PROPRIETARY

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing.

Very truly yours,

THE BOEING COMPANY

By /s/ Sydney A. Bard

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: September 19, 2017

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By /s/ Roberto Held

Its Legal Representative

AVI-PA-3075-LA-1704594		SA-7 Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement

No. AVI-PA-3075-LA-1704594

Trent 1000-N Engines

MODEL 787-9 PERFORMANCE GUARANTEES

FOR AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	SOUND LEVELS

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

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1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-9 Aircraft with a maximum takeoff weight of [**], a maximum landing weight of [**], and a maximum zero fuel weight of [**], and equipped with Boeing furnished [**] engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA-approved takeoff gross weight at the start of ground roll, at a temperature of [**], at a pressure altitude of [**], with an alternate forward center of gravity limit of [**] of the mean aerodynamic chord, using maximum takeoff thrust, and using the conditions defined below, will not be less than the following guarantee value:

NOMINAL:	[**]
TOLERANCE:	[**]
GUARANTEE:	[**]

Conditions:

Representative airport definition for Bogota runway [**].

The takeoff runway available ([**]) is [**].

The takeoff distance available ([**]) is [**].

The accelerate-stop distance available ([**]) is [**].

The lineup allowance adjustment to [**] and [**] is [**].

The lineup allowance adjustment to [**] is [**].

The runway slope is [**] percent [**].

The minimum level off height is [**].

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Height	Distance
1.	[**]	[**]

2.1.2	The FAA-approved takeoff gross weight at the start of ground roll, at a temperature of [**], at a pressure altitude of [**], with an alternate forward center of gravity limit of [**]

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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of the mean aerodynamic chord, using maximum takeoff thrust, and using the conditions defined below, will not be less than the following guarantee value:

NOMINAL:	[**]
TOLERANCE:	[**]
GUARANTEE:	[**]

Conditions:

Representative airport definition for [**] runway [**].

The takeoff runway available ([**]) is [**].

The takeoff distance available ([**]) is [**].

The accelerate-stop distance available ([**]) is [**].

The lineup allowance adjustment to [**] and [**] is [**].

The lineup allowance adjustment to [**] is [**].

The runway slope is [**] percent [**].

The minimum level off height is [**].

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Height	Distance
1.	[**]	[**]

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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2.2	Enroute One-Engine-Inoperative Altitude

The FAA-approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals [**] at a [**] on an [**] day using not more than maximum continuous thrust, will not be less than the following guarantee value:

NOMINAL:	[**]
TOLERANCE:	[**]
GUARANTEE:	[**]

2.3	Altitude Capability - All Engines Operating

The altitude capability at a gross weight of [**], on an [**] day, at [**] number, and satisfying the conditions defined below, will not be less than the following guarantee value:

NOMINAL:	[**]
TOLERANCE:	[**]
GUARANTEE:	[**]

Conditions:

1)	The Aircraft will be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft will be capable of maintaining a rate of climb of [**] using not more than maximum climb thrust.

3)	The Aircraft will have at least [**] to initial buffet.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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2.4	Cruise Range

The still air range at an initial cruise altitude of [**] on an [**] day at [**] number, starting at a gross weight of [**] and [**], and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, will not be less than the following guarantee value:

NOMINAL:	[**]
TOLERANCE:	[**]
GUARANTEE:	[**]

Conditions and operating rules:

A step climb or multiple step climbs of [**] may be used when beneficial to maximize range.

2.5	Mission

2.5.1	Mission Payload

The payload for a stage [**] nautical miles in still air (representative of a [**]) using the conditions and operating rules defined below, will not be less than the following guarantee value:

NOMINAL:	[**]
TOLERANCE:	[**]
GUARANTEE:	[**]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climb, cruise, and descent.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Takeoff:		The airport pressure altitude is [**].

The airport temperature is [**].

The takeoff runway available ([**]) is [**].

The takeoff distance available ([**]) is [**].

The accelerate-stop distance available ([**]) is [**].

The lineup allowance adjustment for [**] and [**] is [**] meters.

The lineup allowance adjustment for [**] is [**] meters.

The runway slope is [**].

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

		Height	Distance
	1.	[**]	[**]

Takeoff performance is based on an alternate forward center of gravity limit of [**] the mean [**].

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight will conform to FAA Regulations.

Climbout Maneuver:		Following the takeoff to [**], the Aircraftretracts landing gear, climbs to [**] above the [**] and accelerates to the recommended speed while retracting flaps.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Climb:	The Aircraft climbs from the [**] altitude at the recommended speed.

The Aircraft then accelerates at a rate of climb of [**] to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.

The temperature is [**] during climb. Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at [**] number.

The Aircraft cruises at eastbound [**] cruise altitudes.

The temperature is [**] during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [**] to an altitude of [**] above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [**].

The temperature is [**] during descent.
Approach and Landing
Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport altitude is [**].

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances: Taxi-Out:
Fuel [**]

Takeoff and Climbout Maneuver:
Fuel [**]

Approach and Landing Maneuver:
Fuel [**]

Taxi-In (will be consumed from the reserve fuel):
Fuel [**]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [**]

For information purposes, the reserve fuel is based on an [**] day temperature and a) a contingency fuel allowance equivalent to [**] of the flight fuel required to fly to the redispatch point (representative of [**] of the track distance from the origin airport to the final destination airport), starting at the end of mission cruise at a [**], b) a missed approach and flight to a [**] mile alternate, c) and includes [**] of hold and emergency fuel and an additional [**] of fuel for international routes per customer rules.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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2.5.2	Mission Payload

The payload for a stage length of 4,478 nautical miles in still air (representative of a Bogota to London route in spring) using the conditions and operating rules defined below, will not be less than the following guarantee value:

NOMINAL:	[**]
TOLERANCE:	[**]
GUARANTEE:	[**]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climb, cruise, and descent.

Takeoff:	The airport pressure altitude is [**].

The airport temperature is [**].

The takeoff runway available ([**]) is [**].

The takeoff distance available ([**]) is [**].

The accelerate-stop distance available ([**]) is [**].

The lineup allowance adjustment for [**] is [**].

The runway slope is [**].

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Height	Distance
1.	[**]	[**]

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Takeoff performance is based on an alternate forward center of gravity limit of [**] of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight will conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to [**], the Aircraft retracts landing gear, climbs to [**] above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

Climb:	The Aircraft climbs from the initial climb altitude to [**] altitude at the recommended speed.

The Aircraft then accelerates at a rate of climb of [**] per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.

The temperature is [**] during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at [**] number.

The Aircraft cruises at eastbound [**] cruise altitudes.

The temperature is [**] during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Descent:	The Aircraft descends from the final cruise altitude at [**] to an altitude of [**] above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [**] at sea level.

The temperature is [**] during descent.

Approach and Landing
Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport altitude is [**].

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:

Taxi-Out:
Fuel [**]

Takeoff and Climbout Maneuver:
Fuel [**]

Approach and Landing Maneuver:
Fuel [**]

Taxi-In (will be consumed from the reserve fuel):
Fuel [**]

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Usable reserve fuel remaining upon completion of the approach and landing maneuver: [**]

For information purposes, the reserve fuel is based on an [**] day temperature and a) a contingency fuel allowance equivalent to [**] of the flight fuel required to fly to the redispatch point (representative of [**] from the origin airport to the final destination airport), starting at the end of mission cruise at a [**] a missed approach and flight to a [**] mile alternate, c) and includes [**] of hold and emergency fuel and an additional [**] of fuel for international routes per customer rules.

2.5.3	Mission Block Fuel

The block fuel for a stage length of [**] in still air (representative of a [**] to Destination route with a [**] flight time from Bogota) with a [**] using the conditions and operating rules defined below, will not be more than the following guarantee value:

NOMINAL:	[**]
TOLERANCE:	[**]
GUARANTEE:	[**]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Takeoff:	The airport pressure altitude is [**].

The airport temperature is [**].

The takeoff runway available ([**]) is [**].

The takeoff distance available ([**]) is [**].

The accelerate-stop distance available ([**]) is [**].

The lineup allowance adjustment for [**] and [**] is [**].

The lineup allowance adjustment for [**] is [**].

The runway slope is [**].

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Height	Distance
1.	[**]	[**]

Takeoff performance is based on an alternate forward center of gravity limit of [**] of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight will conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to [**], the Aircraft retracts landing gear, climbs to [**] above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Climb:.	The Aircraft climbs from the initial climb altitude to [**] at the recommended speed.x

The Aircraft then accelerates at a rate of climb of [**] per minute to the recommended climb speed for [**].

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.

The temperature is [**] during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at [**].

The Aircraft cruises at westbound [**] cruise altitudes.

The temperature is [**].

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used

Descent:	The Aircraft descends from the final cruise altitude at [**] to an altitude of [**] above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [**].

The temperature is [**] during descent.
Approach and Landing
Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination is a sea level airport.

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Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:

Taxi-Out:
Fuel [**]

Takeoff and Climbout Maneuver:
Fuel [**]

Approach and Landing Maneuver:
Fuel [**]

Taxi-In (will be consumed from the reserve fuel):
Fuel [**]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [**]

For information purposes, the reserve fuel is based on [**] day temperature for the climb and descent segments and [**] day for the cruise segment and a) a contingency fuel allowance equivalent to [**] of the flight fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a [**] mile alternate, c) and includes [**] of hold and emergency fuel and an additional [**] of fuel for international routes per customer rules.

2.5.4	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in paragraph 2.5.5 is the basis for the mission guarantees of paragraphs 2.5.1 through 2.5.3.

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2.5.5	787-9 Weight Summary - Aerovias del Continente Americano S.A. Avianca

Kilograms
Standard Model Specification Manufacturer’s Empty Weight (MEW)	[**]
Configuration Specification [**] dated [**]
Baseline Airplane Improvements and Production Changes	[**]
[**] Interior Trent 1000 Engines
[**] Maximum Taxi Weight
[**] Fuel Capacity

Changes for Aerovias del Continente Americano S.A. Avianca*
Interior Change to [**] Passengers ([**])	[**]
Reference [**]	[**]
Selected [**]
In-Flight Entertainment System (Head end equipment only)	[**]
Business Class In-Seat Video Equipment included in Seat Weight	[**]
Economy Class In-Seat Video Equipment included in Seat Weight	[**]
Flight Crew Rest	[**]
Customer Options Allowance	[**]

Aerovias del Continente Americano S.A. Avianca Manufacturer’s Empty Weight (MEW)	[**]
Standard and Operational Items Allowance (Paragraph 2.5.6)	[**]

Aerovias del Continente Americano S.A. Avianca Operational Empty Weight (OEW)	[**]

	Quantity	Kilograms	Kilograms

*Seat Weight Included			[**]

Business Class Single	[**]	[**]
Business Class Furniture	[**]	[**]
Business Class Triple	[**]	[**]
Business Class Double	[**]	[**]

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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2.5.6	Standard and Operational Items Allowance

	Quantity	Kilograms	Kilograms	Kilograms
Standard Items Allowance				[**]

Unusable Fuel			[**]
Oil			[**]
Oxygen Equipment			[**]
Miscellaneous Equipment			[**]
Galley Structure and Fixed Inserts			[**]

Operational Items Allowance				[**]
Crew and Crew Baggage			[**]
Flight Crew (3 @ 69.8 kg. ea.)	[**]	[**]
Cabin Crew (14 @ 69.8 kg. ea.)	[**]	[**]
Baggage (17 @ 20 kg. ea.)	[**]	[**]
Flight Crew Briefcase (2 @ 11.3 kg. ea.)	[**]	[**]
Catering Allowance & Removable Inserts			[**]
Business Class	[**]	[**]
Economy Class	[**]	[**]
Potable Water - (794 Liters)			[**]
Waste Tank Disinfectant			[**]
Emergency Equipment (Includes Over Water Equip.)			[**]
Cargo System			[**]
Pallets ([**])		[**]
Containers ([**])		[**]

Total Standard and Operational Items Allowance				[**]

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value specified in the Customer’s Detail Specification plus one percent.

4	SOUND LEVELS (AND EMISSIONS)

4.1	Interior Sound Levels in Flight

The sound level at the head position of a seated pilot or passenger during cruise will not be more than the following guarantee value:

A-weighted Sound Pressure Levels	dBA

Main Deck Cabin:
Passenger Aisle Seats
Aft of Door 1 and	[**]	[**]
Forward of Door 2

Main Deck Cabin:
Passenger Aisle Seats Aft of Door 2 and Forward of Door 3	[**]	[**]

Main Deck Cabin:
Passenger Aisle Seats Aft of Door 3	[**]	[**]

5	AIRCRAFT CONFIGURATION

5.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document [**], plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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5.2	The guarantee payloads of paragraphs 2.5.1 and 2.5.2, and the specified payload of the paragraph 2.5.3 block fuel guarantee will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1)	Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)	The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

6	GUARANTEE CONDITIONS

6.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-128, subject to the approval of the Federal Aviation Administration.

6.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment will be appropriately modified to reflect any such change.

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6.4	The takeoff guarantee and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, [**], with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The performance is based on the use of automatic spoilers.

6.5	The enroute one-engine-inoperative altitude guarantee is based on engine power extraction for air conditioning with one pack operating. No engine power extraction for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

6.6	The altitude capability and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. Normal operation of the air conditioning system will be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of [**], and all air conditioning systems operating normally. No engine power extraction for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

6.7	The altitude capability and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of [**] percent of the mean aerodynamic chord.

6.8	Performance, where applicable, is based on a fuel [**] per pound and a fuel density of [**].

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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6.9	Sound pressure levels are measured in decibels (dB) referred to the standard reference pressure of [**] micro Pascals per [**]. Noise data will be acquired and reduced at preferred one-third octave band frequencies given in [**], for the [**] bands with center frequencies of [**] to [**]. A-weighted (dBA) sound levels are defined in Section [**] of [**]. The one-third octave band sound pressure levels are weighted per Section [**] of [**] to represent typical human ear response.

6.10	The guarantee for interior sound levels in flight pertains to normal operation of an Aircraft in cruise during straight and level flight at an altitude of [**] and [**] number. The Aircraft will have a complete interior installation including standard thermal/acoustic insulation, all lining and partition panels, a full shipset of standard fabric upholstered seats, and carpet in the passenger cabin and flight deck. Equipment not essential in the operation of the Aircraft shall be turned off, including but not limited to in-flight entertainment systems, and galley inserts. The interior configuration is defined in [**]. The procedures used for the measurement and reporting of interior sound levels, and ancillary data such as airplane engine operation and gross weight, will be in accordance with [**].

7	GUARANTEE COMPLIANCE

7.1	Compliance with the guarantees of Section 2, 3 and 4 will be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2	Compliance with the following guarantees or portions of such guarantees will be based on the FAA-approved Airplane Flight Manual for the Model 787-9 aircraft:

•	[**]

•	[**]

•	[**]

•	[**]

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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7.3	Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee will not be contingent upon acceptance of a Change Request, Master Change or Change Order to allow operation at an alternate forward center of gravity limit.

7.4	Compliance with the altitude capability and cruise range guarantees, and with the climb, cruise and descent portions of the mission guarantees will be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.5	Compliance with the mission block fuel guarantees may exceed the design weights in the FAA-approved Airplane Flight Manual for convenience of calculating block fuel for the specified payload. Such exceedance is not to be construed as authorization to operate the aircraft above the weights in the FAA-approved Airplane Flight Manual.

7.6	The OEW used for compliance with the mission guarantees will be the actual MEW plus the Standard and Operational Items Allowance in Appendix E of the Detail Specification.

7.7	Compliance with the Manufacturer’s Empty Weight guarantee will be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

7.8	The data derived from tests will be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

P.A. No. 3075		SS17-0471
BOEING PROPRIETARY

Attachment to Letter Agreement

No. AVI-PA-3075-LA-1704594

Trent 1000-N Engines

7.9	Compliance with the guarantee for interior sound levels in flight, paragraph 4.1 will be demonstrated by reports based on sound level surveys on the Customer’s Aircraft, another production 787-9 aircraft, or another 787 aircraft acoustically similar to the Customer’s Aircraft, whichever is available as determined by Boeing. Upon request, Boeing will inform customer which aircraft has been used for compliance measurements. Compliance will be based on sound level measurements at a representative number of seats and locations. These sound levels shall be adjusted for sound level changes resulting from equipment not essential in the operation of the Aircraft and from changes to the Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement. Upon request, customer may review adjustment calculations. Compliance with the guarantee for interior sound levels in flight will be demonstrated by Boeing Document D025Z003-25.

7.10	Compliance will be based on the performance of the airframe and engines in combination, and will not be contingent on the engine meeting its manufacturer’s performance specification.

8	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3075		SS17-0471
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

AVI-PA-3075-LA-1704834

Aerovias del Continente Americano S.A. Avianca

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Special Matters 787-9

Reference:	Purchase Agreement No. PA-3075 (Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. Avianca (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Table 1-4 Aircraft Credit Memoranda.

1.1	[**].

1.2	[**].

2.	[**].

3.	Assignment.

[**]

[**], and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company, which will not be unreasonably withheld.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

SA-7 Page 1
BOEING PROPRIETARY

4.	Confidentiality.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. If Customer is required by applicable law to file this Letter Agreement, or any information contained therein, with any governmental or regulatory agency, or receives a request or demand for this Letter Agreement, or any information contained therein, from any government regulatory agency or court having jurisdiction over Customer, Customer shall, upon making its decision to so file or upon receipt of the request or demand, (a) notify Boeing of such decision, request or demand and (b) notify any requesting party that this Letter Agreement is subject to this confidentiality clause. Nothing herein shall prevent Boeing from requesting the governmental regulatory agency or requesting the court for a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed.

Very truly yours,

THE BOEING COMPANY

By	/s/ Sydney A. Bard
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 19, 2017

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Roberto Held
Its	Legal Representative

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

SA-7 Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

AVI-PA-3075-LA-1704835

Aerovias del Continente Americano S.A. Avianca

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Open Configuration Matters 787-9

Reference:	Purchase Agreement No. PA-3075 (Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americana S.A. Avianca (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Aircraft Configuration.

1.1 Initial Configuration. The initial configuration of the Aircraft [**]. The final configuration of the 787-9 Aircraft will be completed as described below.

1.2 Final Configuration. The Aircraft configuration will be completed using the Boeing then-current basic model aircraft configuration documentation applicable to the Aircraft. Boeing and Customer will incorporate certain other configuration changes into the Aircraft as such changes are offered by Boeing and accepted by Customer (Final Configuration) in accordance with the following schedule:

1.2.1 No later than [**] Boeing and Customer will meet to discuss potential optional features.

1.2.2 Within [**], Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

1.2.3 Customer [**] the optional features.

1.3 Seats and cabin systems equipment (CSE) will be limited to the restrictions contained in the attached Memo Number B-R502-16-062 Revision E.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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BOEING PROPRIETARY

2.	Effect on Purchase Agreement.

2.1 Following Final Configuration, Boeing will provide a written amendment to the Purchase Agreement (Amendment). [**]:

2.1.1 Changes to the basic model aircraft which are applicable to the Aircraft and have been developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;

2.1.2 Optional features accepted by Customer pursuant to Article 1.2 above (Customer Configuration Changes);

2.1.3 Update the Aircraft configuration definition contained in Exhibit A of the Purchase Agreement and referenced in Table 1-4 of the Purchase Agreement; and

2.1.4 Update the prices contained in Table 1-4 of the Purchase Agreement to adjust for the difference, if any, between the prices estimated for the optional features and the actual prices of the optional features reflected in the Customer Configuration Changes.

2.2 Revisions to the Performance Guarantees may be included in the Amendment when such Customer Configuration Changes have a significant effect on Aircraft performance, otherwise such performance impact will be addressed at the time Boeing demonstrates compliance to the Performance Guarantees.

2.3 If the Amendment to the Purchase Agreement does not occur as set out in Article 2.1 above, then Boeing may rely on Customer’s acceptance of the optional features, as set out in Article 1.2 above, as Customer acceptance of the Amendment and direction to incorporate the Customer Configuration Changes in the Aircraft.

3.	Other Letter Agreements.

As the definition of the Aircraft progresses, there may be a need to execute additional letter agreements addressing one or more of the following subjects:

3.1 Software. Additional provisions relating to software.

3.2 Installation of Cabin Systems Equipment. Additional provisions relating to the terms under which Boeing will offer and install in-flight entertainment systems in the Aircraft.

3.3 Seller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Aircraft.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

SA-7 Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Sydney A. Bard
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 19, 2017

AEROVIAS DEL CONTINENTE AMERICANO
S.A. AVIANCA

By	/s/ Roberto Held
Its	Legal Representative

SA-7 Page 3
BOEING PROPRIETARY

Memo Number: B-R502-16-062

Revision: E

Offerable Seat Product List for 787 Passenger Seats

Valid through 15-SEP-2017

Instructions

This Memo consists of two sections; the current Boeing Qualified Supplier List and the Customer Specific Offerable Seat Product List.

In order to support an airline’s contractual supplier selection dates, the Boeing Contracts Regional Director requests the Customer-Specific Offerable Passenger Seat Products List after the details for customer’s unique program are established. The Customer-Specific Offerable Passenger Seat Products List is developed based on considerations such as the customer’s unique program particulars — including airplane schedules, delivery stream, and configuration complexities — in conjunction with an assessment of each seat supplier’s performance, capacity, and capability. Certain seat products may be deemed not offerable or offerable with constraints based on this review, subject to Project Based Offerability.

Boeing reserves the right to limit, change, or modify the Qualified Supplier List and Customer-Specific Offerable Passenger Seat Product List when required. Current release supersedes all prior revisions.

For additional information, please contact your 787 Customer Engineering Account Manager.

Changes to delivery stream, aircraft quantity, or supplier performance might require a re-evaluation — and potential modification — of suppliers and seat products included in this list.

This document contains supplier competitive sensitive information. In order to maintain the integrity of the data, Seat Procurement Management requests that security precautions be taken when sharing this information with Customers and/or internal Boeing personnel. This document is intended only for Boeing employees and non-Boeing persons with authorized access. Use and distribution of this document and its contents is subject to PRO-2227, “Information Protection,” and PRO-3439, “Release of Information Outside The Boeing Company,” as well as other applicable company, contractual, and government restrictions.

SA-7 Page 4
BOEING PROPRIETARY

Memo Number: B-R502-16-062

Revision: E

Offerable Seat Product List for 787 Passenger Seats

Valid through 15-SEP-2017

Business Class Seat Products

[**]

[**]

[**]

[**]

[**]

Seat Supplier	Seat Model	Configuration	Seat Pitch [2]	Constraints and Assumptions
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

[1] [**]

[2] [**]

[3] [**]

[4] [**]

[5] [**]

[6] [**]

[7] [**]

[8] [**]

[9] [**]

[10] [**]

[11] [**]

This document contains supplier competitive sensitive information. In order to maintain the integrity of the data, Seat Procurement Management requests that security precautions be taken when sharing this information with Customers and/or internal Boeing personnel. This document is intended only for Boeing employees and non-Boeing persons with authorized access. Use and distribution of this document and its contents is subject to PRO-2227, “Information Protection,” and PRO-3439, “Release of Information Outside The Boeing Company,” as well as other applicable company, contractual, and government restrictions.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

SA-7 Page 5
BOEING PROPRIETARY

Memo Number: B-R502-16-062

Revision: E

Offerable Seat Product List for 787 Passenger Seats

Valid through 15-SEP-2017

Economy Class Seat Products

[**]

[**]

[**]

[**]

[**]

Seat Supplier	Seat Model	Configuration	Seat Pitch [2]	Constraints and Assumptions
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

[1] [**]

[2] [**]

[3] [**]

[4] [**]

[5] [**]

[6] [**]

[7] [**]

[8] [**]

This document contains supplier competitive sensitive information. In order to maintain the integrity of the data, Seat Procurement Management requests that security precautions be taken when sharing this information with Customers and/or internal Boeing personnel. This document is intended only for Boeing employees and non-Boeing persons with authorized access. Use and distribution of this document and its contents is subject to PRO-2227, “Information Protection,” and PRO-3439, “Release of Information Outside The Boeing Company,” as well as other applicable company, contractual, and government restrictions.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

SA-7 Page 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

AVI-PA-3075-LA-1704838

Aerovias del Continente Americano S.A. Avianca

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Advance Payment Matters 787-9

Reference:	Purchase Agreement No. PA-3075 (Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americana S.A. Avianca (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of AGTA-AVI between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.	Deferred Advance Payment Schedule.

1.1    [**].

1.2    [**].

Months Prior to Delivery		Amount Due
At Definitive Agreement (less deposits received)		[**]
[**]		[**]
[**]		[**]
[**]		[**]
[**]		[**]
[**]		[**]
	Total	[**]

1.3 In addition to the advance payment deferrals described in paragraph 1.2 above, [**]:

Due per Paragraph 1.2	Amount	Due per Paragraph 1.3	Amount
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

SA-7 Page 1
BOEING PROPRIETARY

2.	Deferral Charges on Deferred Advance Payments.

2.1 Customer will pay interest on the Deferred Advance Payments from the calendar day on which each advance payment would have been due in accordance with Table 1 of the Purchase Agreement, until delivery of the applicable Aircraft. [**].

2.2 Accrued interest on the Deferred Advance Payments for each Aircraft will be due and payable on the date of each corresponding Aircraft delivery.

3.	Set-Off Rights.

Customer agrees that in the event of a default of its obligations under any purchase agreement with Boeing or any agreement with any Boeing subsidiary or affiliate, Boeing may apply any or all advance payments, or other payments made by Customer with respect to an aircraft or any other Boeing product to cure, in part or in whole, any default with respect to any other aircraft or Boeing product or with respect to any other obligation under any such Boeing purchase agreement or any such agreement with another Boeing subsidiary or affiliate. In the event that Boeing sets off against, or otherwise exercises rights against any such payments made by Customer, and applies any such amounts to any obligations owed by Customer to Boeing, its subsidiaries or affiliates, Boeing will be entitled, after such application, to require Customer to replace within ten days the amount so applied such that the total amount of advance payments would be restored to the aggregate total amount of advance payments due and owing under the Purchase Agreement as of the date of application of such amounts.

4.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

SA-7 Page 2
BOEING PROPRIETARY

5.	Confidentiality.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and, except as may otherwise be provided herein, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except to employees and legal counsel of Customer with a need to know the contents for purposes of helping Customer negotiate, perform and/or enforce this Letter Agreement and/or the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, in the event Customer seeks to enforce this Letter Agreement or the Purchase Agreement by legal proceeding or becomes involved in any legal proceeding or arbitration with respect to this Letter Agreement or Purchase Agreement or is otherwise legally compelled by deposition, interrogatory, subpoena, governmental investigation or other similar process, Customer may disclose the contents hereof or of the Purchase Agreement after providing notice to Boeing, unless otherwise prohibited by an order from any governmental authority or by mandatory provisions of applicable law. If Customer is required by applicable law to file this Letter Agreement, or any information contained therein, with any governmental or regulatory agency, or receives a request or demand for this Letter Agreement, or any information contained therein, from any government regulatory agency or court having jurisdiction over Customer, Customer shall, upon making its decision to so file or upon receipt of the request or demand, (a) notify Boeing of such decision, request or demand and (b) notify any requesting party that this Letter Agreement is subject to this confidentiality clause. Nothing herein shall prevent Boeing from requesting the governmental regulatory agency or requesting the court for a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

SA-7 Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Sydney A. Bard
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: September 19, 2017

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Roberto Held
Its	Legal Representative

SA-7 Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

AVI-PA-3075-LA-1704897

Aerovias del Continente Americano S.A. Avianca

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota Colombia

Subject:	Special Matters 787-9

Reference:	Purchase Agreement No. PA-3075 (Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. Avianca (Customer) relating to Model 787-9 (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer has requested a program which will demonstrate the projected maintenance costs for the Aircraft or, if such projected costs are not demonstrated, provide Customer specific remedies.

In response to Customer’s request, Boeing offers the following maintenance cost program (Program) for estimating and validating the maintenance costs incurred by Customer in the operation of the Aircraft and providing specific remedies to Customer in the event maintenance costs for the Aircraft as defined in this Letter Agreement exceed specified values.

1.	Covered Aircraft.

[**]

2.	Benchmark Aircraft.

The Program will be benchmarked against Customer’s model 787-8 aircraft (Benchmark Aircraft).

3.	Program Term.

The Program will begin on [**].

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

SA-7 Page 1
BOEING PROPRIETARY

4.	Covered Maintenance.

The maintenance costs covered by the Program [**].

5.	Program Commitment.

5.1 [**] will not exceed the Cumulative Target Maintenance Cost as these terms are defined in this Article 5 (Program Commitment). Using the assumptions in Attachment A, Boeing has determined that the relative Covered Maintenance cost difference for [**]. The Relative Difference is used to calculate the Target Maintenance Cost as described in Article 6 below. If the performance of the Covered Aircraft does not meet the Program Commitment (Noncompliance), Customer will have the remedies specified in Article 9, below.

5.2 [**] means the aggregate Actual Maintenance Cost of Covered Maintenance for all then-completed Reporting Periods divided by the Fleet Flight Hours for all such completed Reporting Periods.

5.3 [**] means the sum of (i) [**], (ii) [**], (iii) the Subcontracted Maintenance Labor Cost, and (iv) the Subcontracted Maintenance Material Cost incurred by Customer during a Reporting Period for Covered Maintenance, where:

(i)	[**] means the actual cost paid by Customer for materials required to perform the Covered Maintenance in a Reporting Period, as reported by Customer and adjusted pursuant to Attachment B and exclusive of those costs and other charges as set forth in Article 10; and

(ii)	[**] means the product of (a) Direct Labor Hours and (b) Labor Rate, where:

(a)	[**] means actual touch labor hours expended by Customer in performing the Covered Maintenance during a Reporting Period, as reported by Customer and adjusted by Boeing pursuant to Attachment B exclusive of time consumed by employees while waiting for work, traveling to or from work, training, vacation, sick leave, or in any other similar absence from the actual maintenance work, and

(b)	[**] means the average direct hourly labor rate during such Reporting Period, as reported by Customer and adjusted by Boeing

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

SA-7 Page 2
BOEING PROPRIETARY

pursuant to Attachment B exclusive of fringe benefits, premium time allowances, social charges and business taxes paid to Customer’s employees who actually perform the Covered Maintenance, and

(iii)	[**] means the cost as reported by Customer and adjusted by Boeing pursuant to Attachment B incurred by Customer for labor for Covered Maintenance performed for Customer during a Reporting Period by either a third party certified to perform such Covered Maintenance pursuant to fourteen (14) United States Code of Federal Regulations, Part 145, or European Union Commission Regulation EC 2042/2003, Part 145; and

(iv)	[**] means the cost as reported by Customer and adjusted by Boeing pursuant to Attachment B incurred by Customer for materials for Covered Maintenance performed for Customer during a Reporting Period by either a third party certified to perform such Covered Maintenance pursuant to fourteen (14) United States Code of Federal Regulations, Part 145, or European Union Commission Regulation EC 2042/2003, Part 145.

5.4 [**] means the total airborne time (aircraft takeoff-to-touchdown) accumulated by all of the Covered Aircraft during a Reporting Period.

5.5 [**] means the value calculated at the end of each completed Reporting Period by multiplying the Target Maintenance Cost for each completed Reporting Period by the Fleet Flight Hours reported by Customer for each such completed Reporting Period, adding the products together and dividing the sum by the total Fleet Flight Hours for all completed Reporting Periods.

5.6 [**] means the sum of the target Direct Material Cost, target Direct Labor Cost, target Subcontracted Maintenance Labor Cost and target Subcontracted Maintenance Material Cost for a Reporting Period, determined or calculated by Boeing as appropriate pursuant to Article 6, below.

6.	[**].

6.1 [**] of the first Covered Aircraft, Customer will provide to Boeing all labor and material maintenance cost data and operational assumptions for Customer’s Benchmark Aircraft fleet covering the most recent five (5) continuous years of operation (Maintenance Cost Benchmark Data).

6.2 [**] set forth in Attachment B, Boeing will adjust the Maintenance Cost Benchmark Data for Customer’s Benchmark Aircraft fleet [**].

6.3 Boeing will then increase the Benchmark Fleet Value by [**] to establish the equivalent maintenance cost for the Covered Aircraft (Equivalent Maintenance Cost).

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

SA-7 Page 3
BOEING PROPRIETARY

6.4 Boeing may recalculate the Target Maintenance Costs if the number of Covered Aircraft, the delivery schedule or the operational assumptions described in Attachment A changes.

7.	Reporting of Actual Maintenance Data.

7.1 [**] days after the last day of each Reporting Period Customer will provide to Boeing the following information using Boeing’s standard form:

7.1.1	[**];

7.1.2	[**],

7.1.3	[**];

7.1.4	[**].

Customer will report costs in Customer’s currency.

7.2 Failure to provide the data specified in Article 7.1 to Boeing within the specified [**] result in the suspension of Boeing’s obligation to provide any remedies arising under this program for the affected Reporting Period until such time as Customer actually provides such report. Program will not be extended to reflect any period in which it was suspended. If Customer does not provide the aforementioned data for [**], then the Program automatically terminates and all obligations described in this Letter Agreement will cease.

8.	Calculation of Actual Maintenance Costs and Compliance with the Program Commitment.

8.1 Subject to the limitations described in Article 10, within ninety (90) days after receiving Customer’s report pursuant to Article 7 for each Reporting Period, Boeing will use the data provided by the Customer in such report and the methodology in Attachment B to calculate the Cumulative Actual Maintenance Costs for the Covered Aircraft as of the end of such Reporting Period and will provide to Customer a report comparing Actual Maintenance Costs versus Target Maintenance Costs.

8.2 If the data determined pursuant to Article 8.1 indicates that the performance of the Covered Aircraft for the applicable Reporting Periods does not comply with the Program Commitment, Customer will, upon request, submit to Boeing sufficient information to allow Boeing to verify:

8.2.1 the data reported by Customer pursuant to Article 7;

8.2.2 the data reflects assumptions relied upon in developing the Target Maintenance Costs; and

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

SA-7 Page 4
BOEING PROPRIETARY

8.2.3 the data is consistent with all provisions of this Letter Agreement.

8.3 If after completing the verification and analysis described in Article 8.2 and the data indicates that the performance of the Covered Aircraft for the applicable Reporting Periods does not comply with the Program Commitment, Boeing will take corrective action as defined in Article 9; provided that throughout the period of such Noncompliance, Customer submits to Boeing such information as is necessary for Boeing to:

8.3.1 [**]; and

8.3.2 [**].

8.4 At Customer’s request Boeing will provide Customer sufficient information to verify the data described in Article 8.1 and 8.3 and the calculations used to produce that data.

9.	Corrective Action.

9.1 Should corrective action pursuant to Article 8.3 be required:

9.1.1 Boeing will investigate the circumstances and possible causes of the Noncompliance;

9.1.2 Boeing will provide technical assistance to Customer in the form of analysis and recommendations for reducing Actual Maintenance Cost;

9.1.3 Boeing will, if necessary, initiate a design review of the Covered Aircraft systems, accessories, equipment or parts determined by Boeing to be the primary cause of the Noncompliance and, when in Boeing’s judgment and soliciting input from airlines a redesign is indicated as a technically and economically practicable means of complying with the Program Commitment, Boeing will initiate a redesign or cause the redesign of such items within 120 days; and

9.1.3.1 if such redesign results in retrofit kits being offered by Boeing or Boeing’s suppliers, Boeing will provide such kits or cause such kits to be provided at no charge to Customer. Boeing will also reimburse at Boeing’s then -current warranty labor rate Customer’s reasonable Direct Labor Costs for incorporation of any such kit manufactured to Boeing’s or Boeing’s supplier’s detailed design. Such reimbursement will be provided pursuant to Exhibit C, “Product Assurance Document,” of the AGTA.

9.1.4 If, at the end of the Program, the Cumulative Actual Maintenance Cost for all Reporting Periods is greater than the Cumulative Target Maintenance Cost for all Reporting Periods, Boeing will determine the difference between these two numbers (Excess Cost per Flight Hour) and within ninety (90) days after such determination, Boeing will pay to Customer an amount equal to the Excess Cost per Flight Hour multiplied by the sum of the Fleet Flight Hours for all Reporting Periods not to exceed the [**] per Covered Aircraft, except for Reporting Periods where Customer has failed to report Actual Maintenance Cost pursuant to Article 7if necessary, initiate a design review of the systems, accessories, equipment or parts determined by Boeing to be the primary cause of the Noncompliance and, when in Boeing’s judgment a redesign is indicated as a technically and economically practicable means of complying with the Program Commitment, Boeing will redesign or cause the redesign of such items; and

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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BOEING PROPRIETARY

9.2 At Boeing’s request, Customer will assign to Boeing, any of Customer’s rights against the manufacturer of any equipment, accessory or part installed in the Covered Aircraft as Boeing may reasonably require to fulfill its obligations with respect to any corrective action provided by Boeing herein.

10.	Conditions and Limitations.

10.1 If, with the intent of reducing the cost of Covered Maintenance, Boeing or any supplier issues service bulletins, service letters or other written instructions or offers no-charge retrofit kits, Customer and its subcontractors will comply with such instructions or install such kits (Comply) [**] after issuance of such instructions or shipment of such kits to Customer’s facility, or such longer period as may be mutually agreed by the parties (Response Period). If Customer or any of its subcontractors does not Comply within the Response Period, then after expiration of such Response Period all maintenance costs which Boeing determines would have been eliminated if such instructions or kits had been incorporated will be subtracted from the Actual Maintenance Costs reported.

10.2 Customer will promptly notify Boeing in writing of any variations in its maintenance cost accounting system or procedures or those of its subcontractors which would affect the proper reporting of Actual Maintenance Costs. Boeing will make adjustments to the Cumulative Target Maintenance Cost to reflect the effect of any such variations.

10.3 Upon reasonable notice to Customer, Boeing will have the right to audit all Actual Maintenance Cost Data reported by Customer during the Program Term as well as the maintenance practices and procedures related thereto. Customer will also obtain from its subcontractors permission for Boeing to audit from time to time and upon reasonable notice such subcontractors’ maintenance records and practices during the Program as they pertain to the Covered Aircraft. Boeing will have the right to disapprove costs it deems improperly reported or lacks sufficient data to verify either the Direct Labor Hours performed or the Direct Material Costs incurred in performing such maintenance. Boeing will provide Customer written notification of its disapproval of any such costs, and, if Customer does not provide proof [**] after such notification that such costs are properly chargeable, Boeing’s disapproval will be deemed final and conclusive and Boeing will deduct such costs from the computation of Actual Maintenance Costs.

10.4 [**] to Customer, Boeing may inspect Customer’s maintenance facilities, programs and procedures. If Boeing recommends in writing reasonable changes to Customer’s or its subcontractors’ maintenance programs and procedures which would reduce Actual Maintenance Costs and Customer or its subcontractors do not implement such changes or delay implementing such changes beyond the Response Period set forth in Article 10.1, Boeing will adjust the Actual Maintenance Costs that have been reported to deduct the increased maintenance costs which Boeing estimates resulted from the failure or delay in implementing such changes.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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10.5. [**]:

(i)	costs arising from loss of, or damage to, any Covered Aircraft, or any system, accessory, equipment or part thereof;

(ii)	any taxes, duties, tariffs, surcharges, transportation, insurance, interest or overhead;

(iii)	the costs of initial or sustaining spare parts inventory or the depreciation of such spare parts; costs resulting from any modification to the Covered Aircraft or any system, equipment, accessory or part thereof other than modifications described under Articles 9.1.3.1 and 10.1 herein;

(iv)	costs resulting from the negligent acts or omissions of Customer;

(v)	costs resulting from the failure to comply with Boeing’s or Boeing’s suppliers’ applicable written instructions for the operation, service, maintenance or overhaul of any Covered Aircraft, or any system, accessory, equipment or part thereof;

(vi)	costs attributable to loss of use, revenue or profit;

(vii)	costs of consumable fluids, including fuel;

(viii)	costs due to acts of God, war, armed hostilities, riots, fires, floods, earthquakes or serious accidents, governmental acts or failure to act affecting materials, facilities or aircraft needed for the maintenance of Covered Aircraft;

(ix)	costs due to strikes or labor troubles causing cessation, slowdown or interruption of work related to the maintenance of Covered Aircraft;

(x)	costs resulting from failure of or delay in transportation or inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts needed for the maintenance of Covered Aircraft;

(xi)	amounts for any part provided by Boeing or Boeing’s suppliers to Customer at no charge

(xii)	amounts equal to the difference between the reported price for any part and the reduced price for such part as provided by Boeing or Boeing’s suppliers to Customer;

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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(xiii)	amounts related to any warranty, maintenance cost guarantee or similar agreement, for which there is a credit memorandum or other payment scheme established in Customer’s favor and issued by Boeing or Boeing’s suppliers to Customer;

(xiv)	costs related to maintenance of Buyer Furnished Equipment and optional features;

(xv)	costs related to Customer elected maintenance, service bulletins, service letters or other written instructions that do not directly reduce Covered Maintenance costs; and

(xvi)	costs related to the performance of excess maintenance tasks beyond the recommended intervals in Boeing’s Maintenance Planning Document.

10.6 [**]. The Actual Maintenance Cost, Cumulative Actual Maintenance Cost, and the Cumulative Target Maintenance Cost as of the end of any Reporting Period during the Program Term will exclude all Actual Maintenance Cost and Fleet Flight Hours accumulated during any Reporting Period in which the Program was suspended as provided above. The Program will not be extended to reflect any period wherein it was suspended.

11	Notice.

11.1	All reports submitted to Boeing will be addressed to the attention of:

Director - BCA Warranty and Product Assurance

Boeing Commercial Airplanes

P.O. Box 3707 Mail Code 21-24

Email: BCAG.CorresMgnt@boeing.com

Fax: 425-237-1706

Seattle, Washington 98124-2207

11.2	All reports submitted to Customer will be addressed to the attention of:

Aerovias del Continente Americano S.A. Avianca

Centro AdministrativoAvenida El Dorado — No 92-30

Bogota, Columbia

12.	Confidential Treatment.

Certain commercial and financial information contained in this Letter Agreement, or provided in accordance with its terms, is considered as confidential. Each party agrees that it will treat this Letter Agreement and the information contained herein, and any information provided in accordance with its terms, as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein, and any

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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information provided in accordance with its terms, to any other person or entity. If either party is required by applicable law to file this Letter Agreement, or any information contained therein, or any information provided in accordance with its terms, with any governmental or regulatory agency, or receives a request or demand for this Letter Agreement, or any information contained therein, or any information provided in accordance with its terms, from any government regulatory agency or court having jurisdiction over such party, such party shall, upon making its decision to so file or upon receipt of the request or demand, (a) notify the other party of such decision, request or demand and (b) notify any requesting party that this Letter Agreement and any information provided in accordance with its terms is subject to this confidentiality clause. Nothing herein shall prevent the party upon whom the demand or request is made from requesting the governmental regulatory agency or requesting the court for a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed.

13.	Exclusive Remedy.

The remedies provided in Article 9 of this Letter Agreement are Customer’s exclusive remedies in the event of Noncompliance and are in lieu of all other damages, claims, or remedies of Customer arising at law or otherwise for Noncompliance. Customer hereby waives and renounces all other claims and remedies arising at law.

14.	Assignment Prohibited.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

15.	DISCLAIMER, RELEASE AND EXCLUSION.

THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF CUSTOMER AND OBLIGATIONS OF BOEING HEREIN ARE SUBJECT TO THE DISCLAIMER AND RELEASE, AND EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES PROVISIONS OF EXHIBIT C, PRODUCT ASSURANCE DOCUMENT, OF THE AGTA.

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Very truly yours,

THE BOEING COMPANY

By	/s/ Sydney B. Bard
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 19, 2017

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Roberto Held
Its	Legal Representative

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Attachment A:

Maintenance Cost Assumptions

Reference:	Letter Agreement No. AVI-PA-3075-LA-1704897 to Agreement No. 3075 (Purchase Agreement) and Maintenance Cost Guarantee

Subject:	Data reported pursuant to section 5.1 of the referenced Letter Agreement

General Assumptions
	Benchmark Aircraft	Covered Aircraft
Aircraft Model:	[**]	[**]
Average Stage Length (Specify Flight Hours or Nautical)	[**]	[**]
Average Flight Time (Hours):	[**]	[**]
Annual Utilization (Trips/Year):	[**]	[**]
Base Year Dollars:	[**]

Labor Assumptions
	% In-House In-House Labor Rate		Contracted Labor Rate
On-Airplane
Line Maintenance	[**]	[**]	N/A
“A° Check	[**]	[**]	N/A
“C”Check	0%	[**]	[**]
“D”Check or Structural Inspection	0%	[**]	[**]
Off-Airplane
Brakes	0%	N/A	[**]
Wheels, Tires	0%	N/A	[**]
Landing Gear Overhaul	0%	N/A	[**]
APU Repair and Overhaul	0%	N/A	[**]
Other Components	0%	N/A	[**]
Labor Rate Currency Year:			[**]
Currency Unit / Exchange Rate to US$:			[**]

Maintenance Plan Assumptions
BENCHMARK AIRCRAFT
[**]	[**]
COVERED AIRCRAFT
[**]	[**]

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Attachment B: Adjustments

Boeing will adjust as described in this Attachment B the Maintenance Cost Benchmark Data submitted, the Target Maintenance Costs reported and Actual Maintenance Cost Data reported.

1.	Currency Exchange Rate.

Boeing will convert maintenance cost data submitted in the Customer’s currency to U.S. Dollars by multiplying such reported costs by the applicable exchange rate published in the U.S. edition of the Wall Street Journal on the day (not including weekends or U.S. national holidays) nearest to the midpoint of the applicable Reporting Period.

2.	Escalation Indices.

2.1	Material Price Inflation. [**].

2.2	Labor Price Inflation. The measure of labor price inflation will be the “Employment Cost Index for workers in aircraft manufacturing - Wages and Salaries” (ECI code 3721) obtained from the publication published quarterly by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor publication published by the U.S. Department of Labor Bureau of Labor Statistics or any comparable successor agency (Labor Index). As the Labor Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for the month of June will be used for the months of April and May; the value for the month of September will be used for the months of July and August; and the value for the month of December will be used for the months of October and November.

3.	Benchmark Method for Determining Target Maintenance Costs.

The Target Maintenance Costs will be determined for the Covered Aircraft by adjusting Customer’s Maintenance Cost Benchmark Data as follows:

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Attachment B: Adjustments (continued)

3.1 The Direct Material Costs reported in the Maintenance Cost Benchmark Data will be revised to values expressed in base year 2016 (Base Year) by multiplying such costs by the ratio of the average of the values for the Material Index published during the twelve months of the Base Year to the average of the values for the Material Index published for the months in which such Direct Material Costs were incurred.

3.2 The Direct Labor Costs reported in the Maintenance Cost Benchmark Data will be revised to values expressed in the Base Year by multiplying such costs by the ratio of the average of the values for the Labor Index published during the twelve (12) months of the Base Year to the average of the values for the Labor Index published [**].

3.3 Furthermore, Boeing will use the operational assumptions provided by Customer to recalibrate the Maintenance Cost Benchmark Data to determine the Target Maintenance Cost. In determining the Target Maintenance Cost, Boeing may adjust the Maintenance Cost Benchmark Data for various operational assumptions reported to Boeing, including but not limited to:

(i)	flight time;

(ii)	annual utilization;

(iii)	labor assumptions; and

(iv)	aircraft age.

3.4 Boeing will then increase the Benchmark Fleet Value by the Relative Difference to determine the Equivalent Maintenance Cost for the Covered Aircraft.

[**] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Attachment B: Adjustments (continued)

4.	Reporting Period Adjustments.

4.1 The reported Direct Material Cost for a Reporting Period and the reported Subcontracted Maintenance Material Cost for a Reporting Period will be revised to values expressed in the Base Year by multiplying such costs by the ratio of the average of the values of the Material Index published for the twelve months of the Base Year to the average of the values for the Material Index published during twelve months of the applicable Reporting Period.

4.2 The reported Direct Labor Cost for a Reporting Period and the reported Subcontracted Maintenance Labor Cost for a Reporting Period will be revised (i) by multiplying the reported Direct Labor Cost by the ratio of the Labor Rate specified in the operational assumptions to the Customer’s then-current Labor Rate and (ii) by multiplying the reported Subcontracted Maintenance Labor Cost by the ratio of the Subcontracted Maintenance Labor Rate specified in the operational assumptions to the Subcontracted Maintenance Labor Rate as reported.

4.3	Recalculation of Target Maintenance Cost.

4.3.1 Covered Aircraft. The Target Maintenance Cost is based on the number of Covered Aircraft. If the number of Covered Aircraft changes during any Reporting Period, the Target Maintenance Cost will be recalculated for that Reporting Period to address any change to the average fleet age.

4.3.2 Delivery Schedule. The Target Maintenance Cost is based on the delivery schedule of Covered Aircraft as described in Table 1 of the Purchase Agreement. If the delivery schedule for the Covered Aircraft changes during any Reporting Period, the Target Maintenance Cost will be recalculated for that Reporting Period and subsequent Reporting Periods to address any resulting changes to the average fleet age.

4.3.3 Furthermore, if Customer updates any operational assumptions, Boeing may adjust the Target Maintenance Cost as appropriate. For example, Boeing may adjust for assumptions such as:

(i)	flight time;

(ii)	annual utilization;

(iii)	labor assumptions; and

(iv)	aircraft age.

4.3.4 Boeing will provide Customer any recalculated Target Maintenance Costs for the applicable Reporting Period.

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